UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 17, 2005

Date of Report (Date of earliest event reported)

MAIN STREET RESTAURANT GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-18668	11-2948370
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

5050 N. 40TH STREET

SUITE 200

PHOENIX, ARIZONA

85018

(Address of Principal Executive Offices)  (Zip Code)

(602) 852-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                          Regulation FD Disclosure.

The Company today informed Bradford L. Honigfeld that the Company’s Board of Directors has rejected Mr. Honigfeld’s unsolicited offer contained in his letter dated October 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAIN STREET RESTAURANT GROUP, INC.

Date: October 17, 2005	By:	/s/ Michael Garnreiter
Michael Garnreiter
Executive Vice President and Chief Financial
Officer